STI CLASSIC FUNDS
Supplement dated January 25, 2007
to the STI Classic Institutional Money Market Funds
Statement of Additional Information dated August 1, 2006
The following replaces the information under “The Custodian” section, found on page 33:
THE CUSTODIAN
SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for the Classic Institutional Municipal Cash Reserve Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund . SunTrust Bank is paid on the basis of net assets and transaction costs of the Funds.
Effective January 29, 2007, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian for the Classic Institutional Cash Management Money Market Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-MMSAI 0107